Exhibit 10.8b

Effective as of December 31, 2012 (the “Effective Date”)

SolarCity Corporation

3055 Clearview Way

San Mateo, CA 94127

RE: Term Loan Agreement – Consent in Connection with Debt Service Coverage Ratio

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of March 8, 2012 (the “Term Loan Agreement”) among SolarCity Corporation, a Delaware corporation (“Borrower”), the Lenders thereunder (“Term Lenders”), Bank of America, N.A., as administrative agent (in such capacity, “Term Facility Agent” and together with the Term Lenders signatory hereto and Borrower, collectively, the “Parties”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole book manager, as such agreement has been modified pursuant to a letter agreement dated as of October 12, 2012. All capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement.

In accordance with Section 8.03 of the Term Loan Agreement, Borrower is required to maintain a Debt Service Coverage Ratio as of the end of any fiscal quarter of Borrower (including, but not limited to, the fiscal quarter ending March 31, 2013 (the “102013 Test Period”)) of at least 1.25:1.00. The Borrower desires to amend the Term Loan Agreement to explicitly exempt the 1Q2013 Test Period from the requirements of Section 8.03 thereof, effective as of the Effective Date. Borrower hereby certifies that the information in Exhibit A attached hereto is true and correct in all material respects. Borrower acknowledges that Term Loan Agent and Term Lenders are relying on the truth and accuracy of the information in Exhibit A in connection with their consent to amend the Term Loan Agreement to exempt the 1Q2013 Test Period from the requirements of Section 8.03 thereof. The Parties agree that, upon the execution and delivery of this letter by all Parties, Section 8.03 shall be deemed to be so amended, effective as of the Effective Date.

The consent set forth above shall be effective only in this specific instance and for the specific purpose for which it is given, and such consent shall not entitle Borrower to any other or further consent or waiver in any similar or other circumstances. The consent set forth above shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Term Loan Agreement or any other Loan Document (as defined in the Term Loan Agreement) or (b) prejudice any right or remedy which Term Loan Agent or Term Lenders may now have or may have in the future under or in connection with the Term Loan Agreement or any Loan Document (as defined in the Term Loan Agreement).

This letter agreement is a Loan Document and the provisions of the Term Loan Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are applicable hereto and incorporated herein. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by telefacsimile or other electronic transmission shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by tele facsimile or other electronic transmission shall also deliver an original executed counterpart of this letter agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

[Signature Pages Follow]

Please acknowledge your acknowledgment, consent and agreement to the requests and statements herein, please sign this letter agreement where indicated in the space below and return to us.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

By:	/s/ Dora Brown
Name:	Dora Brown
Title:	Vice President

Consent Letter

(Term Loan)

BANK OF AMERICA, N.A., as Term Lender

By:	/s/ Thomas R. Sullivan
Name:	Thomas R. Sullivan
Title:	Senior Vice President

Consent Letter

(Term Loan)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Term Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name:	MIKHAIL FAYBUSOVICH
Title:	AUTHORIZED SIGNATORY

By:	/s/ TYLER SMITH
Name:	TYLER SMITH
Title:	AUTHORIZED SIGNATORY

Consent Letter

(Term Loan)

GOLDMAN SACHS BANK USA,
as a Term Lender

By:	/s/ Barbara Fabbri
Name:	Barbara Fabbri
Title:	Authorized Signatory

Consent Letter

(Term Loan)

ACKNOWLEDGED, AGREED AND CONSENT TO:

SOLARCITY CORPORATION, as Borrower

By:	/s/ Robert Kelly
Name:	Robert Kelly
Title:	Chief Financial Officer

Consent Letter

(Term Loan)